Accrued Expenses and Other Liabilities	12 Months Ended
Mar. 31, 2025
Accrued Expenses and Other Liabilities [Abstract]
ACCRUED EXPENSES AND OTHER LIABILITIES

NOTE 14 – ACCRUED EXPENSES AND OTHER LIABILITIES

Accrued expenses and other liabilities consisted of the following as of March 31, 2025 and 2024:

	As of March 31,
	2025	2024

Accrued payroll and welfare	$909,904	$968,416
Other payable for construction deposit*	1,159,135	1,180,556
Accrued professional service expenses	194,222	257,898
Other current liabilities**	674,391	361,543
Total	$2,937,652	$2,768,413

* As disclosed in Note 5 to the financial statements, the Company had entered into a limited partnership agreement with Huangshan Panjie (the “Partnership”), which was subsequently terminated in June 2020. Related to this Partnership, the Company had anticipated that a tourism town development project would be awarded to the company (the “Project”). In preparation, the Company had engaged a engaged the services of a third party as a subcontractor (“Subcontractor”) of the Project..

In 2019, the Subcontractor paid the Company approximately $1,330,556 (RMB 9,500,000) as security deposit (the “Deposit”) for the Project in accordance with terms agreed between the Company and the Subcontractor. As the limited partnership agreement was terminated, the Project did not materialize and was not awarded to the Company. Consequently, the appointment of the Subcontractor was likewise terminated.

In 2023, the Company refunded $150,000 of the Deposit to the Subcontractor. The remaining amount as at March 31, 2025 and 2024 is repayable on demand.

** As of March 31, 2025 and 2024, the balances of other current liabilities $674,391 and $361,543, respectively, represented amounts due to suppliers for operating expenses and to staff who paid for operating expenses on behalf of the Company.